June 2007 Grill Concepts, Inc. (NASDAQ:GRIL) Confidential Private Placement Exhibit 99.1

SAFE-HARBOR-STATEMENT
This presentation includes forward-looking statements.  All statements other than statements of historical fact are forward-looking statements.
Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Among those risks, trends and uncertainties are our estimate of the sufficiency of existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, competition from other restaurant concepts, our dependence on the services of certain key personnel and our ability to manage our growth successfully.  Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected.
We cannot assure you that the assumptions upon which these statements are based will prove to have been correct.
We cannot guarantee any future results, levels of activity, performance or achievements.  As a result, undue reliance should not be placed on the forward-looking statements in this presentation.

PRIVATE OFFERING SUMMARY
$7.07 Closing Price on 6/5/07:
3-year warrants exercisable at 125% of common offer price Warrants:
Up to 420,000 Units.  Securities:
Mid - June 2007 Expected Closing:
At market price multiplied by 5 plus $0.025 for the value
attributed to the warrant
Unit Price:
• 2.0 million primary shares; 100,000 secondary shares
and 420,000 warrants
• Each Unit includes: 5 common shares and 1 warrant
• Repay indebtedness; Company Use of Proceeds:
$46.1 million
(1)
Pre Offering Market Cap:
• Purchase rights from Hotel Restaurant Properties; and
• Fund restaurant development
Nasdaq Capital Market/ “GRIL” Exchange / Symbol:
6,518,100 shares of common stock outstanding
(1)
Pre Offering Shares:
File in 30 days and effective in 90 days (120 days if
reviewed) otherwise cash penalty
Registration Rights:
(1) Based on shares outstanding as of April 30, 2007, and does not include shares of common stock issuable pursuant to options and warrants.

EXPERIENCED, ESTABLISHED MANAGEMENT TEAM
Philip Gay
President & CEO
2004
Michael Weinstock
EVP
Co-founder
Robert Spivak
Director
Co-founder/Consultant
Louie Feinstein
VP-Operations
1992
Wayne Lipschitz
VP-CFO
2006
John Sola
SVP-Culinary
1984
Toni Shizuru
Director Training & Development
2006
Philip Kastel
Director R&D
2006
Peter Gaidis
Controller
2005
Scott Sampson
Director of Finance
2007
Burke Schechtel
Director Construction
2004
Coni Zingarelli
Director PDR
2003
Thomas Kachani
Director Purchasing
2006
Chris Gehrke
Director HR
2004
SK Lynch
Director FPA
2002
Michelle
Feinstein
Director Legal Affairs
2004
Terri Henry
Director Marketing
2000
John Laporte
VP-IT
2007

SENIOR MANAGEMENT COMPLIMENTED BY EXPERIENCED, INDEPENDENT BOD
Philip Gay
» Director, President and CEO since July 2006
» CFO for prior 2 years
» Professional career includes: 15 plus years in senior management positions: CFO, Acting CEO - Wolfgang
Puck Food Company; CFO - California Pizza Kitchen; CEO - Diversified Food Groups.
» Extensive consulting, M&A, franchising and strategic planning experience
» Certified Public Accountant – 8 plus years of public accounting experience
Wayne Lipschitz
» CFO since July 2006
» Industry experience includes: CFO - The Coffee Bean & Tea; Corporate Controller - The Cheesecake
Factory and Wolfgang Puck Food Company
» Certified Public Accountant – 7 years public accounting experience
Robert Spivak
» Co-Founder, Director, President and CEO from 1995 until retirement in 2006
Michael Weinstock
» Co-Founder, Director since 1995 and Chairman of the Board since 2000
» Currently serves as EVP responsible for Real Estate Developement
Bruce Schwartz
» Director since 2004
» Until his retirement in 2003, held various senior positions at Sysco Food Services for 14 years
Stephen Ross
» Director since 2001
» Various senior management positions in the Entertainment Industry at Warner Bros. and Lorimar
Telepictures Corporation
Glenn Golenberg
» Director since 1995
» Various positions for over 40 years in investment and merchant banking

ATTRACTIVE INVESTMENT OPPORTUNITY
• Under-penetrated, proven dual-brand concept provides long-term nationwide growth opportunity
• High quality, expansive menu with broad guest appeal across multiple day parts
• Accelerating development plans, with ample room to grow – 100+
restaurants domestically
• Successful track record of performance; powerful same-store sales growth
• Attractive unit economics – cash on cash returns of 30% - 45%
• Strong balance sheet and financial flexibility
• Experienced management team with significant infrastructure in place to support long-term growth

OUR HISTORY
• 23-year history serving freshly prepared, made-from-scratch traditional American grill fare
• Owns and manages upscale casual and fine dining, full-service restaurants
• Operates two complimentary restaurant concepts
• Simplified structure: no future JVs or license deals
» The Grill on the Alley – Fine dining
• 5 restaurants – 2 company owned,
3 joint ventures (“JVs”)
» Daily Grill – Upscale casual
• 21 restaurants – 9 company
owned, 3 JVs, 8 managed and 1
licensed

COMPLIMENTARY CONCEPTS – SUPERB FINE DINING
• Traditional American Grill
» Fine dining segment
• Average spend per person (pre tax and
tip)
» Dinner $52/Lunch $26/Breakfast
$14
• Sales mix
» 73% dinner/27% lunch and breakfast
» 65% food/29% alcohol/6% non-
alcoholic beverage
• Guest profile
» Luxury lifestyle
» Enjoys fine dining
» Travels for pleasure frequently
» Significant income level
» Large repeat customer base

COMPLIMENTARY CONCEPTS – DINING EXPERIENCE
• Extensive menu featuring prime
steak and chops, fresh seafood
» Freshly prepared, made-from-
scratch
» Expansive wine list
• Reputed power-lunch spot
• Culinary school-trained Chefs
• Sophisticated atmosphere
• Exquisite presentation
• Uncompromising service,
knowledgeable staff

Page 10 The Grill on the Alley, Dallas UPSCALE, CONTEMPORARY AMBIANCE

Page 11 APPEALING AND COMFORTABLE UPSCALE DESIGN The Bar at The Grill on the Alley, Dallas

Page 12 POPULAR AMERICAN GRILL OFFERINGS Strawberry Shortcake Prime Porterhouse Steak

RECENT “RAVE” REVIEWS
“Classic American cooking and a warm welcome
make The Grill on the Alley in Beverly Hills
worth visiting again and again…
The service at The Grill is as good as it gets in L.A. –
always has been and probably always will be.”
September 13, 2006
“Steak Tartar… meat this good deserves to be
appreciated on its own, forkful by delicious forkful…
the Grill on the Alley eschews hot new foodie fads
in favor of upscale comfort fare, classically prepared.
And that’s a culinary trend to get behind.”
September 29, 2006
“…The Grill on the Alley has been drawing the “let’s do
lunch” crowd… for 23 years.  The Power Tables:  The
four horseshoe-shaped booths along the back wall, 130 –
133, are where the VIPs can be in the spotlight as they
survey the goings on in the entire dining room.”
November 18, 2006
Restaurant Hall of Fame
Three locations honored with
distinguished DiRona Award
for fine dining

COMPLIMENTARY CONCEPTS – QUALITY UPSCALE CASUAL
• Traditional American Grill
» Upper end of casual dining segment
• Average spend per person (pre tax and
tip)
» Dinner $27/Lunch $17/Breakfast $12
• Sales mix
» 59% dinner/41% lunch and breakfast
» 75% food/17% alcohol/8% non-
alcoholic beverage
• Guest profile
» Mean age:  35 - 45
» Career focused
» High percentage of discretionary
income – Mean income $98,000
» Percent with kids – 25%
» Mean visits to a Casual Dining
Restaurant per month: 16 (9 lunch, 7
dinner)

COMPLIMENTARY CONCEPTS – EXCEPTIONAL DINING EXPERIENCE
• Extensive menu featuring
American classics
• Crisp salads, homemade
soups, fresh seafood, aged
Midwestern Angus beef,
sumptuous desserts
• Freshly prepared, made-from-
scratch
• Highly trained Chef-managed
kitchen
• Casual, yet sophisticated
atmosphere
• Friendly, attentive service,
knowledgeable staff

Page 16 Downtown LA Daily Grill MULTIPLE DINING AREAS – BROAD APPEAL

Page 17 The Bar at the Long Beach Daily Grill MULTI-USE BAR AREAS

Page 18 STRONG PRICE VALUE PROPOSITION Daily Grill Picnic Boxes Lobster Tail and Filet

DIVERSE SALES MIX
Other
11.0%
Non-
alcoholic
Bev.
7.6%
Wine
7.0%
Liquor &
Beer
9.9%
Seafood
9.6%
Steaks &
Chops
13.9%
Poultry
6.8%
Desserts
2.4%
Appetizers
& Soups
11.0%
Salads
11.2%
Sandwiches
9.6%
Other
16.3%
Desserts
2.4%
Liquor &
Beer
14.5%
Non-
alcoholic
Bev.
5.6%
Wine
14.8%
Appetizers,
Soups &
Salads
15.9%
Seafood
10.8%
Steaks &
Chops
19.7%
Note: Full FY 2006

STRONG, GROWING AVERAGE UNIT SALES
$3.8
$4.2
$4.6
$5.2
$5.4
$4.1
$3.5 $3.5
$3.3
$3.2
$3.1
$3.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
2002 2003 2004 2005 2006 2007
The Grill Daily Grill
(1)  2007 numbers represent trailing twelve months as of  April 1, 2007.
(1)

MULTIPLE GROWTH STRATEGIES
• Enhance and evolve concepts
» Menu initiatives
» Selected unit upgrades and remodeling
• Continue to build and attract quality
employees
» Incentive and recognition programs
» Maintain high AUVs
• Enhance operating and profit margins
» Modest menu pricing increases
» Leverage existing infrastructure
» Expand outside California
• Leverage hotel unit potential and partners
» Proven food and beverage solution to hotel operators
» Multi-day parts, room service, choice of casual or fine dining
• Focus on Company owned and managed operations
» Hub & spokes in large MSAs
» Incremental cash flow with minimal capital outlay

OUR CULTURE
• PEOPLE are our #1 asset – Customers, team members, shareholders and communities
» Employer of choice – Our culture has led to significantly lower turnover than the industry average
Pride
Excellence
Opportunity
Profitability
Leadership
Enjoyment
30%
59%
18%
106%
0%
20%
40%
60%
80%
100%
120%
Hourly Management
Industry Average GRIL
Annual Employee Turnover
Source:  Industry research provided by People Report.
Note: As of  September 30, 2006.

CURRENT-&-HIGH-GROWTH-TARGET-MARKETS
NH
ME
CA
NV
IA
MN
OK
CO
MI
MT
WA
GA
FL
NY
OH
IN
KY
VA
PA
MD
DC
DE
OR
ID
WY
KS
NE
SD
ND
UT
AZ
NM
TX
AR
MO
LA
MS
AL
TN
SC
NC
WV
IL
WI
MA
RI
CT
VT
NJ
The Grill on the Alley
Daily Grill
Coming Soon
Proven Portability of Concept…

ACCELERATING-EXPANSION-PLANS
• Opened 1 restaurant in 2006 – The Grill on the Alley in Dallas
• Developing 4 to 6 new restaurants in 2007 (and thereafter)
• New unit openings planned – 9 executed leases and/or LOIs
» The Grill on the Alley
• Aventura FL – Spring 2008
(1)
• Westlake CA – Fall 2008
(1)
» Company-owned Daily Grills
• Austin TX – Summer 2007
• Fresno CA – Fall 2007
• Boston MA – Spring 2008
• Dallas TX  II – Fall 2008
• Phoenix  AZ – Fall 2008
» Managed Daily Grills
• Tulsa OK – Winter 2007/8
» Grab & Go concept
• Seattle, WA – Fall 2007
(1)
Potential for 100+ locations…
(1) Executed LOI.
Dallas II Daily Grill Rendering

CURRENT UNIT ECONOMICS
% of
Sales
2006 (1)
% of
Sales
2006 (1)
% of
Sales
2006 (1)
8 (3) 4 (5) Number of units
32.9% 35.4% 42.6% Cash-on-cash ROI
$1,769 $1,012 $1,908 Cash investment
14.6%
$583
10.3%
$358
15.2%
$813 Restaurant cash flow (2)
73.0%
$2,905
73.7%
$2,553 70.6% $3,792 Gross margin
27.0%
$1,073
26.3%
$912 29.4% $1,576 Food and beverage costs
100%
$3,979
100%
$3,465 100% $5,368 Restaurant sales
Newest California
Opening (4)
California      Daily Grills The Grills
Expansion beyond California provides enhanced margins
Average Restaurant Economics
($ in thousands)
(1)  TTM through 4/1/07, company owned and JVs
(2)  Adjusted to reflect current workers comp rates
(3)  Excludes Brentwood CA location due to site conditions
(4)  Downtown, Los Angeles
(5) Excludes Dallas, as the restaurant has been open for less than 12 months
% of
Sales
2006 (1)
3
54.1%
$1,322
17.0% $715
74.3% $3,124
25.7% $1,082
100% $4,206
Non-CA         Daily Grills

ATTRACTIVE
NEW
UNIT
ECONOMIC
MODEL
30 – 40% 30 – 45% Cash-on-cash ROI
$1.5 - $2.5 MM $1.75 - $2.75 MM Total cash investment
(2)
$350-$450,000 $350-450,000 Pre-opening costs
$640,000
16%
$750,000
15%
Restaurant level cash flow
$3.8 - $5.0 MM $4.5 - $6.0 MM Revenue
6-7,000 sq ft 7-8,000 sq ft Average size
Daily Grills
(1)
The Grill on the Alley
(1) Represents non-California Daily Grills.
(2) Total cash investment is net of TIA of $100-$150 per sq ft

Financial

STRONG SALES GROWTH
Note: CAGR = Compound annual growth rate.
(1) Includes restaurant sales and management fees (excludes cost reimbursements).
$51,220
$15,482
$17,525
$56,389
$64,590
$0
$25,000
$50,000
$75,000
$100,000
2004 2005 2006 1Q 06 1Q 07

IMPROVING-SALES-TRENDS
(1)  Weighted average weekly sales includes Company restaurants
(2)  Change in comparable restaurant sales includes Company restaurants open 12 months
(3)  As FY 2006 consisted of 53 weeks, the 52-week comparison is also provided
(4)  Represents comparison from prior comparable period
8.9% (4)
$ 49,938
33,809
$16,129
3.7%
4.6%
2.1%
57,757
$ 77,545
FY04
(52 weeks)
$17,037 $15,061 $62,650 $ 61,448 $ 54,706 Total consolidated  sales
12.5% (4)
10,264
$ 4,797
6.9%
3.9%
12.9%
65,795
$ 92,255
1Q06
(13 weeks)
8.3% 10.0% 7.9% 4.3% Consolidated
10,709 40,479 39,768 37,003 Daily Grill
13.1% 14.5% 12.3% 9.5% % Growth
$ 6,328 $ 22,171 $ 21,680 $ 17,703 The Grill
Total sales (in thousands)
7.3% 7.5% 5.5% 1.1% Daily Grill
10.4% 14.7% 12.3% 9.8% The Grill
Comparable restaurant
sales (2)
68,646 63,647 63,731 59,456 Daily Grill
$ 97,362 $ 92,180 $ 92,124 $ 85,110 The Grill
Weighted-average weekly
sales per restaurant (1)
1Q07
(13 weeks)
FY06 (3)
(53 weeks)
FY06 (3)
(52-week
comparison)
FY05
(52 weeks)

STRONG SAME-STORE SALES
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
The Grill Daily Grill
Note:  4Q06 same-store sales comps are based on a 13-week comparison.

CONSISTENT COST STRUCTURE
Note: As a percent of total revenue (excluding cost reimbursements)
(1)  Restaurant operating costs includes payroll expenses
27.4% 27.5%
27.0% 28.2% 27.8%
0%
10%
20%
30%
59.7%
58.2%
57.7%
57.7%
57.0%
35%
45%
55%
65%
8.9%
9.5% 8.6% 8.0% 8.7%
1%
4%
7%
10%
2004 2005 2006 1Q06 1Q07
Cost of Sales
Restaurant Operating Costs
(1)
G&A Expenses

EBITDA GENERATION
CAGR = Compound annual growth rate.
(1) Refer to slide 39 to see EBITDA reconciliation to net income (loss)
$1,733
$1,127
$1,103
$3,236
$3,489
$0
$2,500
$5,000
$7,500
2004 2005 2006 1Q06 1Q07

LONG-TERM GROWTH MODEL
4 – 6 Annual New Unit Growth
2% - 5% Comparable Restaurant Sales Growth
Target Restaurant Level Cash Flow Margin – 15+%
Target G&A 8% - 10% of Total Revenue
(1)
(1) Company owned restaurants.  6% - 7% for system wide

COMPARABLE COMPANY ANALYSIS
Source: Company filings ThomsonOne Banker and Wall Street Research.
Note: Market information as of 6/1/07.
(1) EBITDA excludes Pre-opening expenses.
(2) RCF excludes Pre-opening expenses and Corporate G&A expenses.
EV/2007E EBITDA
EV/2007E RCF
15.3x
11.6x 11.3x
10.2x
14.7x
0.0x
5.0x
10.0x
15.0x
20.0x
LTG - %
Average: 12.0x
MSSR CAKE PFCB KONA
20.1% 18.8% 20.7% 32.5%
GRIL
NA
4.9x
7.2x 7.1x
5.8x
6.8x
0.0x
3.0x
6.0x
9.0x
12.0x
LTG - %
Average: 6.7x
MSSR CAKE PFCB KONA
20.1% 18.8% 20.7%
32.5%
GRIL
NA
EV/2008E EBITDA EV/2008E RCF
9.6x 9.9x
9.4x
8.4x
7.3x
0.0x
5.0x
10.0x
15.0x
LTG - %
Average: 8.7x
MSSR CAKE PFCB KONA
20.1% 18.8% 20.7% 32.5%
GRIL
NA
3.6x
6.1x
6.1x
4.9x
4.1x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
LTG - %
Average: 5.3x
MSSR CAKE PFCB
KONA
20.1% 18.8%
20.7% 32.5%
GRIL
NA

STRONG POST-OFFERING CAPITALIZATION
(1)  Pro-forma basis to give effect to the transactions which occurred after April 1, 2007: the borrowing of $2M under our revolving credit facility;
the conversion of 500 shares of Preferred Stock into 95,184 shares of Common Stock; payment of accumulated dividends upon conversion of
Preferred Stock in the amount of $492,000;
(2)  Pro forma as adjusted for the offering. based on an estimated closing price of $7.25.
(3)  Refer to slide 39 for EBITDA reconciliation to net income (loss)
1.2% 16.4% Funded Long-Term Debt / Capitalization
$             32,326 $         22,098 Total Capitalization
1.0
8,235
$            3,633
8,769
1,461
$          10,762
$            3,886
Pro Forma
(1)
April 1, 2007
PF As Adjusted
(2)
$               11,258
0.1 Funded Long-Term Debt / 2006 EBITDA
(3)
Note:  Company maintains a $12M line of credit through March 2011.
21,703 Total Shareholders’ Equity
$                    393
8,769
1,461
$                 7,949
Funded Long-Term Debt
Other Long-Term Liabilities
Minority Interest
Current Liabilities
Cash & Cash Equivalents

INCENTIVIZED MANAGEMENT
Note: As of April 30, 2007 and on a pro forma basis to reflect 2,000,000 additional shares issued per Offering
(1)  Excludes options and warrants exercisable in 60 days.
(2)  Represents owners of more than 5% of outstanding shares.
8,518,100
5,358,332
2,139,463
1,020,305
Shares
Pro Forma Basic Ownership
100.0
62.9
25.1
12.0
%
Total
Public Float
Major Holders
(2)
Directors & Officers
(1)

ATTRACTIVE INVESTMENT OPPORTUNITY
• Under-penetrated, proven dual-brand concept provides long-term nationwide growth opportunity
• High quality, expansive menu with broad guest appeal across multiple day parts
• Accelerating development plans, with ample room to grow – 100+
restaurants domestically
• Successful track record of performance; powerful same-store sales growth
• Attractive unit economics – cash on cash returns of 30% - 45%
• Strong balance sheet and financial flexibility
• Experienced management team with significant infrastructure in place to support long-term growth

Appendix

EBITDA RECONCILIATION
179
2,248
301
(559)
128
$      939
2005
65
2,005
167
(814)
272
$         38
2004
(3,406)
2,635
440
254
258
$   3,029
2006
Provision/(Benefit) for income taxes
Depreciation & Amortization
Pre-Opening costs
Minority Interest
Debt Extinguishment costs
Add/(Subtract):
Interest expense, net
Net Income (Loss)
( $ in thousands)
68
531
-
25
21
$     482            $     (49)
1Q06
126
712
169
78
67
1Q07
$   3,489 $   3,236 $    1,733
EBITDA

$   1,127
-
$   1,103
-

Grill Concepts, Inc.